SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 15, 2004

NATIONAL PROCESSING, INC.
(Exact name of registrant as specified in its charter)

Ohio (State of Incorporation)	1-11905 (Commission File Number)	61-1303983 (IRS Employer Identification No.)

1231 Durrett Lane
Louisville, Kentucky  40213-2008
(Address of principal executive offices)

(800) 255-1157
(Registrant's telephone number, including area code)

1900 East Ninth Street
Cleveland, Ohio  44114-3484
(Former name or former address, if changed since last report)

-------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

==========================================================

Section 2 - Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets.

            On October 15, 2004, in accordance with the Agreement and Plan of Merger dated as of July 12, 2004 ("Merger Agreement"), by and among Bank of America Corporation ("BAC"), Monarch Acquisition, Inc., an indirect wholly owned subsidiary of BAC ("Merger Sub"), and National Processing, Inc. ("Company"), Merger Sub merged with and into the Company ("Merger") and the separate existence of Merger Sub ceased.  As a result of the Merger, the Company has become a wholly-owned subsidiary of BAC, and its common stock, no par value ("NPI Common Stock"), will be de-listed from the New York Stock Exchange and de-registered with the Securities and Exchange Commission ("SEC").  Pursuant to the terms of the Merger Agreement, each issued and outstanding share of NPI Common Stock was converted into the right to receive $26.60 in cash, without interest.  In addition, upon effectiveness of the Merger, (1) each option to purchase NPI Common Stock outstanding under the Company's stock option plans immediately prior to the Merger became fully vested and was converted into the right to receive the excess, if any, of $26.60 over the sum of (x) the exercise price per share of the stock option and (y) any applicable withholding tax, multiplied by the number of shares of NPI Common Stock subject to the stock option, and (2) each share of NPI Common Stock subject to a transfer restriction or risk of forfeiture outstanding immediately prior to the Merger was converted into the right to receive $26.60 in cash, without interest.  The aggregate merger consideration paid by BAC was approximately $1.4 billion and was funded with internally available funds.

         A complete description of the Merger and the related transactions and agreements executed in connection therewith is contained in the Company's Definitive Proxy Statement dated August 23, 2004 filed with the SEC and its Current Report on Form 8-K filed with the SEC on July 13, 2004, each of which is incorporated herein by reference.

Section 5 - Corporate Governance and Management

Item 5.01  Changes in Control of Registrant.

        As a result of the Merger, a change in control of the Company has occurred, whereby the Company has become a wholly-owned subsidiary of BAC.  The information described above under "Item 2.01 Completion of Acquisition or Disposition of Assets" is incorporated in this Item 5.01 by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Agreement and Plan of Merger, incorporated by reference to Exhibit 99.1 of the Registrant's Current Report on Form 8-K filed July 13, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                          NATIONAL PROCESSING, INC.

                                                                          By:    /s/ TERESA M. BRENNER
                                                                          Name:  Teresa M.Brenner
                                                                          Title:   Authorized Representative

Dated:  October 20, 2004

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Agreement and Plan of Merger, incorporated by reference to Exhibit 99.1 of the Registrant's Current Report on Form 8-K filed July 13, 2004.